                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
          PERFORMANCE OF A $10,000 INVESTMENT       6

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       7
                          TOP FIVE INDUSTRIES       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      20
                NOTES TO FINANCIAL STATEMENTS      26
               REPORT OF INDEPENDENT AUDITORS      34

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      35
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      36

Van Kampen wishes peace and prosperity to all.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
December 20, 2001

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
IN NOVEMBER 2001, THE NATIONAL BUREAU OF ECONOMIC RESEARCH (NBER) CONFIRMED WHAT MANY HAD SUSPECTED FOR SEVERAL MONTHS--THE WORLD'S LARGEST ECONOMY HAD SLIPPED INTO RECESSION. ACCORDING TO THE NBER, THE U.S. ECONOMY BEGAN TO CONTRACT IN MARCH, THEREBY ENDING THE COUNTRY'S RECORD-SETTING 10-YEAR PERIOD OF EXPANSION. THIS LATEST DOWNTURN MARKS THE NATION'S 10TH RECESSION, COMMONLY DEFINED AS TWO CONSECUTIVE QUARTERS OF NEGATIVE GROWTH, SINCE THE END OF WORLD WAR II.

BUSINESS ACTIVITY CONTINUED ITS YEAR-LONG DECLINE IN NOVEMBER, SPIRALING DOWNWARD IN THE MONTHS FOLLOWING THE SEPTEMBER 11 TRAGEDY. THROUGHOUT THE REPORTING PERIOD THE ECONOMY SHOWED SIGNS OF INCREASING WEAKNESS, PROMPTING BUSINESSES TO SLASH INVENTORIES AND CAPITAL EXPENDITURES.

CONSUMER SPENDING AND EMPLOYMENT
WITH THE ECONOMY OFFICIALLY IN RECESSION, MANY ECONOMISTS WERE SURPRISED TO FIND THAT CONSUMER SPENDING--THE ENGINE DRIVING TWO-THIRDS OF U.S. ECONOMIC GROWTH--REMAINED WEAK, BUT SURPRISINGLY RESILIENT. WHILE CONSUMERS APPEARED MORE PRICE-CONSCIOUS, SHUNNING HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES, MANY ALSO TOOK ADVANTAGE OF THE DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER.

IRRESPECTIVE OF THE UNANTICIPATED RESILIENCY OF THE CONSUMER, MANY ECONOMIC ANALYSTS WONDERED HOW LONG CONSUMERS COULD CONTINUE TO SPEND IN THE FACE OF MOUNTING JOB REDUCTION ANNOUNCEMENTS. BY THE END OF NOVEMBER 2001, CONSUMER CONFIDENCE LEVELS DROPPED FOR THE FIFTH CONSECUTIVE MONTH. THE CONTINUING EROSION OF CONFIDENCE WAS LARGELY FUELED BY RISING UNEMPLOYMENT AND MASS LAYOFFS.

UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, SURGED TO 5.7 PERCENT--THE HIGHEST LEVEL IN SIX YEARS--BY THE END OF NOVEMBER 2001.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON NOVEMBER 6--THE TENTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND NOVEMBER 30, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 2.0 PERCENT.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.9 PERCENT IN THE 12 MONTHS ENDED NOVEMBER 30.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 1999--September 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.7
Sep 00                                                                            1.3
Dec 00                                                                            1.9
Mar 01                                                                            1.3
Jun 01                                                                            0.3
Sep 01                                                                           -1.3

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(November 30, 1999--November 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Nov 99                                                                       5.5                               2.6
                                                                             5.5                               2.7
                                                                             5.5                               2.7
Feb 00                                                                      5.75                               3.2
                                                                               6                               3.8
                                                                               6                               3.1
May 00                                                                       6.5                               3.2
                                                                             6.5                               3.7
                                                                             6.5                               3.7
Aug 00                                                                       6.5                               3.4
                                                                             6.5                               3.5
                                                                             6.5                               3.4
Nov 00                                                                       6.5                               3.4
                                                                             6.5                               3.4
                                                                             5.5                               3.7
Feb 01                                                                       5.5                               3.5
                                                                               5                               2.9
                                                                             4.5                               3.3
May 01                                                                         4                               3.6
                                                                            3.75                               3.2
                                                                            3.75                               2.7
Aug 01                                                                       3.5                               2.7
                                                                               3                               2.6
                                                                             2.5                               2.1
Nov 01                                                                         2                               1.9

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of November 30, 2001)

                                       A SHARES        B SHARES        C SHARES
-----------------------------------------------------------------------------------
One-year total return based on
NAV(1)                                   -2.88%          -3.63%          -3.62%
-----------------------------------------------------------------------------------
One-year total return(2)                 -8.45%          -7.93%          -4.48%
-----------------------------------------------------------------------------------
Five-year average annual total
return(2)                                11.31%          11.61%          11.78%
-----------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                14.33%             N/A             N/A
-----------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                10.03%          13.92%(3)       13.69%
-----------------------------------------------------------------------------------
Commencement date                      08/01/46        08/02/93        08/02/93
-----------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

PERFORMANCE OF A $10,000 INVESTMENT

(November 30, 1991--November 30, 2001)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                           STANDARD & POOR'S 500      RUSSELL 1000(R) INDEX IS AN
                                                                           INDEX IS AN UNMANAGED            unmanaged index
                                                                              INDEX GENERALLY         generally representative of
                                                                         REPRESENTATIVE OF THE U.S.   the U.S. market for large-
                                              GROWTH AND INCOME FUND*          STOCK MARKET.*           CAPITALIZATION STOCKS.*
                                              -----------------------    --------------------------   ---------------------------
11/91                                                 9427.00                     10000.00                      10000.00
                                                     10353.00                     11144.00                      11143.00
                                                     10272.00                     10862.00                      10902.00
                                                     10388.00                     11069.00                      11054.00
                                                     10732.00                     11418.00                      11416.00
12/92                                                11339.00                     11993.00                      12150.00
                                                     11993.00                     12516.00                      12656.00
                                                     12091.00                     12577.00                      12743.00
                                                     12792.00                     12902.00                      13154.00
12/93                                                13190.00                     13201.00                      13383.00
                                                     12776.00                     12701.00                      12855.00
                                                     12740.00                     12754.00                      12830.00
                                                     13333.00                     13378.00                      13487.00
12/94                                                12971.00                     13376.00                      13434.00
                                                     14205.00                     14678.00                      14712.00
                                                     15457.00                     16079.00                      16096.00
                                                     16633.00                     17357.00                      17532.00
12/95                                                17599.00                     18403.00                      18508.00
                                                     18488.00                     19390.00                      19529.00
                                                     18870.00                     20260.00                      20325.00
                                                     19292.00                     20886.00                      20988.00
12/96                                                20774.00                     22627.00                      22663.00
                                                     21042.00                     23234.00                      23013.00
                                                     24142.00                     27290.00                      26882.00
                                                     26055.00                     29334.00                      29230.00
12/97                                                25861.00                     30176.00                      30106.00
                                                     29329.00                     34386.00                      34134.00
                                                     29842.00                     35521.00                      34987.00
                                                     26425.00                     31987.00                      31380.00
12/98                                                30629.00                     38799.00                      38244.00
                                                     30123.00                     40738.00                      39823.00
                                                     33838.00                     43609.00                      42661.00
                                                     31379.00                     40884.00                      39845.00
12/99                                                34520.00                     46968.00                      48245.00
                                                     36774.00                     48045.00                      48264.00
                                                     36298.00                     46768.00                      46607.00
                                                     39972.00                     46315.00                      46941.00
12/00                                                41085.00                     42691.00                      42640.00
                                                     37661.00                     37630.00                      37282.00
                                                     40010.00                     39832.00                      39633.00
                                                     35985.00                     33986.00                      33593.00
11/01                                                38155.00                     37291.00                      36932.00

This chart compares your fund's performance to that of the Standard & Poor's 500 Index and the Russell 1000(R) Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Wiesenberger(R)

 [BAR GRAPH]                                     PORTFOLIO AT A GLANCE



TOP TEN HOLDINGS*

(as a percentage of long-term investments--November 30, 2001)


1.   BANK OF AMERICA             3.3%
     Provides financial services to
     customers and businesses throughout
     the United States.

2.   DUPONT                      2.8%
     Develops and manufactures a wide
     variety of chemicals, polymers, and
     fibers including Lycra, Teflon, and
     Kevlar.

3.   SPRINT                      2.7%
     Provides telecommunication products
     and services worldwide.

4.   ALLSTATE                    2.6%
     Provides insurance services primarily
     to consumers in the United States.

5.   EXXON MOBIL                 2.5%
     Explores for and produces petroleum
     and petrochemicals worldwide.

6.   MINNESOTA MINING AND
     MANUFACTURING (3M)          2.3%
     Manufactures industrial and consumer
     goods, including brand-name products
     such as Scotch and Post-It Notes.

7.   HARTFORD FINANCIAL
     SERVICES                    2.1%
     Provides financial and insurance
     services to consumers and companies
     worldwide.

8.   JOHNSON & JOHNSON           2.0%
     Manufactures health care products,
     including Band-Aid, Tylenol and
     Motrin brands.

9.   ELECTRONIC DATA SYSTEMS     1.9%
     Provides information technology
     consulting services in the United
     States.

10.  PEPSICO                     1.9%
     Manufactures soft drinks and snack
     foods, including Pepsi, Gatorade and
     Frito-Lay brands.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments--November 30, 2001)

                                                                           NOVEMBER 30, 2001
                                                                           -----------------
Banks                                                                            9.40
Diversified Chemicals                                                            5.40
Pharmaceuticals                                                                  4.90
Integrated Telecommunication Services                                            4.40
Integrated Oil & Gas                                                             4.20


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

                                                                         [PHOTO]
                                                               [PHOTO]

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GROWTH AND INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED
THE MARKETS AND INFLUENCED THE FUND'S RETURN FOR THE 12
MONTHS ENDED NOVEMBER 30, 2001. THE TEAM IS LED BY JAMES
A. GILLIGAN, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE
FUND SINCE JULY 1990 AND HAS WORKED IN THE INVESTMENT
INDUSTRY SINCE 1985. HE IS JOINED BY PORTFOLIO MANAGERS
SCOTT A. CARROLL AND JAMES O. ROEDER. THE FOLLOWING
DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET CONDITIONS DURING THE REPORTING PERIOD?

A   Throughout most of the 12-month
period, economic uncertainty prevented the stock market from making any substantial or sustainable gains. In an environment of earnings disappointments and declining profit margins, investors were skeptical about the future prospects for most sectors of the market. As a result, the market was highly volatile.

    The terrorist attacks of September 11 convinced investors and economists that recession was inevitable. Although sentiment was initially negative and the market pulled back considerably, the market rebounded following a low on September 21. Investors pinned their hopes on the Federal Reserve Board (the
Fed), which continued to aggressively cut interest rates, and the government, which began preparing a fiscal stimulus package. However, the pressures of the potential outcome of military action in Afghanistan, rising unemployment, and heavy consumer debt still overshadowed the market.

Q   HOW DID THE FUND PERFORM
    IN THIS ENVIRONMENT?

A   The fund struggled early in the
period, but was able to regain some of its lost ground. In November and December, our assessment of market conditions led us to position the portfolio somewhat conservatively. When the Fed surprised the market with an interest-rate cut on January 3, the fund was not able to fully participate in the rally that ensued. However, we adjusted the positioning, and the fund performed in line with our expectations.

    We encountered some turbulence in October as the technology sector rallied sharply and as investors, concerned about credit, rotated out of financials (in which the fund had a significant weighting). However, by

November, the situation improved as the technology sector's performance fell off slightly. We also had been selectively reducing the fund's financials holdings since September, which helped to minimize the negative effects of the sector's weakness on the fund.

    The fund returned -2.88 percent for the 12 months ended November 30, 2001. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The fund's performance compared favorably to its two benchmark indexes, the Standard & Poor's 500 Index and the Russell 1000(R) Index, which more closely resembles the fund. The Standard & Poor's 500 Index returned -12.21 percent and the Russell 1000(R) Index returned -12.33 percent for the same period. The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market. The Russell 1000(R) Index is an unmanaged index generally representative of the U.S. market for large-capitalization stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to page 4 for additional portfolio performance results.

Q   WHAT STRATEGY DID YOU
    USE TO MANAGE THE FUND DURING THE PERIOD?

A   We refer to our stock-picking
strategy as a "value-with-a-catalyst" approach, which means we seek attractively priced value stocks with a particular catalyst that, in our opinion, is likely to send the stock price higher. Because we place a premium on finding these catalysts, we had difficulty finding an abundance of attractive opportunities given the current market conditions.

    One of the few catalysts that we believed offered potential during the period was the declining interest-rate environment. In this environment, stocks that are sensitive to changes in the economy--also known as cyclical stocks--have historically tended to perform well. We positioned the portfolio toward the cyclical areas of the market such as consumer discretionary, materials, and industrials. This move proved advantageous because cyclicals rallied during the period. We then trimmed some of these holdings in order to lock in the gains and enable us to seek better values elsewhere.

Q   FINANCIAL STOCKS COMPRISED A
    LARGER PORTION OF THE PORTFOLIO THAN ANY OTHER SECTOR. WHAT DID YOU CONSIDER ATTRACTIVE ABOUT THESE STOCKS?

A   Financials were the largest sector
theme in the fund's portfolio. Early in the period, we tilted the portfolio toward banking stocks. At the time, a falling interest-rate environment and a steepening yield curve provided a favorable backdrop for banks.

    However, after the terrorist attacks of September 11, investors began to shun financial stocks. Property-and-casualty insurers declined precipitously as investors contemplated the extent of the insurers' liabilities. We considered this sudden drop in insurance companies' stock prices a buying opportunity. We bought both personal and commercial property-and-casualty companies (but did not add to banks) because, in our opinion, some of these insurance companies were better values, had more quantifiable liabilities, and better pricing power than banks. Also, the outlook for banks fell as investors anticipated a potentially weaker economy--a scenario in which the banking industry could be plagued by credit concerns at both the corporate and consumer level.

Q   WHAT STOCKS CONTRIBUTED TO
    PERFORMANCE DURING THE PERIOD?

A   Industrials were the fund's
best-performing group. Notably, Minnesota Mining & Manufacturing and W.W. Grainger performed well in the downturn, as well as benefited from the market's cyclical recovery.

    Although our outlook for banks became less positive toward the end of the period, Bank of America was the fund's top-performing stock during the period. Driven by a falling interest-rate environment, Bank of America turned in a solid performance that was better than that of most banks.

    H&R Block was also a particularly strong performer. We opened the position last year, and the 2000 tax season was a success for the company. The market rewarded its cash generation.

    Home-improvement retailer Lowe's also contributed to performance. Lowe's benefited from strong remodeling trends early in 2001.

    Keep in mind that not all stocks in the fund performed as favorably, nor is there any guarantee that these stocks will perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 7.

Q   WHAT STOCKS FELL SHORT OF
    YOUR EXPECTATIONS?

A   Information technology was the
fund's worst-performing area. Palm and Micron Technology suffered as the economy slowed and demand fell precipitously for Palm's hand-held devices and Micron's semiconductors.

    Utilities such as Edison International and Exelon also detracted from the fund's performance. A volatile energy market, a highly politicized deregulation process in California, and lower-than-expected demand for power due to milder weather took a toll on these utilities companies.

Q   WHAT IS YOUR OUTLOOK?

A   Going forward, we believe that the
market may be disappointed with the scope and the magnitude of a recovery. We believe the consumer has yet to fully digest the downturn, and weaker consumer trends may emerge in the first part of next year. Similarly, some stocks that never fully corrected may feel some pain in the near term. Also, while we believe profit margins in general may be able to rebound, the level to which they rebound could be lower than the levels experienced prior to the economic downturn. Corporate costs may be higher with increased competition, slower growth, decreased pension income, and higher compensation costs (as employees may now be less willing to work for stock options). As these margin levels normalize, some investors are likely to be dissatisfied.

    However, in our opinion, some signs may point to better times ahead. The Fed has been aggressive in its monetary policy, which has spurred recovery in previous economic downturns. Also, two other indicators that have occurred--a rise in long-term interest rates and a rally in the stock market--have historically pointed to a stronger economy and a rise in corporate profits.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile, and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

November 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON AND PREFERRED STOCKS  93.6%
ADVERTISING  0.9%
Interpublic Group Cos., Inc. ..............................    759,500   $   22,124,235
                                                                         --------------

AEROSPACE & DEFENSE  0.8%
Raytheon Co. ..............................................    669,590       21,942,464
                                                                         --------------

APPLICATION SOFTWARE  0.2%
Compuware Corp. (a)........................................    510,600        5,708,508
                                                                         --------------
AUTO PARTS & EQUIPMENT  2.4%
Dana Corp. ................................................  1,247,870       17,095,819
Johnson Controls, Inc. ....................................    216,370       17,205,742
Magna International, Inc., Class A (Canada)................    450,950       28,454,945
                                                                         --------------
                                                                             62,756,506
                                                                         --------------
AUTOMOBILE MANUFACTURERS  1.7%
Ford Motor Co. ............................................  2,293,970       43,447,792
                                                                         --------------

BANKS  8.0%
Bank of America Corp. .....................................  1,322,850       81,196,533
Comerica, Inc. ............................................    315,000       16,178,400
FleetBoston Financial Corp. ...............................    714,000       26,239,500
SunTrust Banks, Inc. ......................................    559,980       35,424,335
U.S. Bancorp...............................................    654,758       12,427,307
Wachovia Corp. ............................................    359,400       11,123,430
Washington Mutual, Inc. ...................................     56,000        1,751,680
Wells Fargo & Co. .........................................    502,000       21,485,600
                                                                         --------------
                                                                            205,826,785
                                                                         --------------
BROADCASTING & CABLE TV  1.0%
Comcast Corp., Class A (a).................................    697,700       26,512,600
                                                                         --------------

CONSUMER ELECTRONICS  1.1%
Koninklijke Philips Electronics NV-ADR (Netherlands).......  1,036,420       28,055,889
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
DEPARTMENT STORES  1.1%
Federated Department Stores, Inc. (a)......................    204,700   $    7,573,900
J.C. Penney Co., Inc. .....................................    504,500       12,784,030
May Department Stores Co. .................................    193,000        6,917,120
                                                                         --------------
                                                                             27,275,050
                                                                         --------------
DIVERSIFIED CHEMICALS  4.1%
Dow Chemical Co. ..........................................    998,750       37,453,125
Du Pont (E.I.) de Nemours & Co. ...........................  1,542,810       68,408,195
                                                                         --------------
                                                                            105,861,320
                                                                         --------------
DIVERSIFIED COMMERCIAL SERVICES  1.8%
Equifax, Inc. .............................................  1,377,100       34,276,019
H&R Block, Inc. ...........................................    297,100       11,836,464
                                                                         --------------
                                                                             46,112,483
                                                                         --------------
DIVERSIFIED FINANCIAL SERVICES  3.7%
A.G. Edwards, Inc. ........................................    951,490       40,533,474
Fannie Mae.................................................    416,940       32,771,484
J.P. Morgan Chase & Co. ...................................    594,620       22,429,066
                                                                         --------------
                                                                             95,734,024
                                                                         --------------
DIVERSIFIED METALS & MINING  1.0%
Phelps Dodge Corp. ........................................    731,330       26,203,554
                                                                         --------------

DRUG RETAIL  0.2%
CVS Corp. .................................................    215,200        5,799,640
                                                                         --------------

ELECTRIC UTILITIES  2.7%
Allegheny Energy, Inc. ....................................    284,000        9,897,400
Exelon Corp. ..............................................    772,800       34,474,608
Reliant Energy, Inc. ......................................    629,900       16,093,945
The Southern Co. ..........................................    275,000        6,256,250
TXU Corp. .................................................     77,900        3,513,290
                                                                         --------------
                                                                             70,235,493
                                                                         --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  0.9%
Solectron Corp. (a)........................................  1,506,980       22,152,606
                                                                         --------------

FOREST PRODUCTS  1.1%
Weyerhaeuser Co. ..........................................    543,100       28,702,835
                                                                         --------------

GENERAL MERCHANDISE STORES  0.7%
Target Corp. ..............................................    502,150       18,850,711
                                                                         --------------

GOLD  0.6%
Newmont Mining Corp. ......................................    854,500       16,808,015
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
HEALTH CARE DISTRIBUTORS & SERVICES  0.9%
McKesson Corp. ............................................    655,000   $   24,411,850
                                                                         --------------

HEALTH CARE EQUIPMENT  1.6%
Bausch & Lomb, Inc. .......................................    115,000        3,823,750
Beckman Coulter, Inc. .....................................    540,000       22,626,000
Boston Scientific Corp. (a)................................    565,640       15,046,024
                                                                         --------------
                                                                             41,495,774
                                                                         --------------
HEALTH CARE FACILITIES  0.9%
HCA, Inc. .................................................    203,000        7,874,370
HEALTHSOUTH Corp. (a)......................................  1,104,300       16,255,296
                                                                         --------------
                                                                             24,129,666
                                                                         --------------
HOME IMPROVEMENT RETAIL  0.3%
Lowe's Cos., Inc. .........................................    124,100        5,622,971
Sherwin-Williams Co. ......................................     94,600        2,647,854
                                                                         --------------
                                                                              8,270,825
                                                                         --------------
HOTELS  0.4%
Hilton Hotels Corp. .......................................  1,163,390       11,517,561
                                                                         --------------

HOUSEHOLD PRODUCTS  1.3%
Procter & Gamble Co. ......................................    437,500       33,888,750
                                                                         --------------

INDUSTRIAL CONGLOMERATES  2.1%
Minnesota Mining & Manufacturing Co. ......................    484,800       55,548,384
                                                                         --------------

INDUSTRIAL MACHINERY  1.5%
Ingersoll-Rand Co. ........................................    942,800       39,493,892
                                                                         --------------

INTEGRATED OIL & GAS  4.0%
BP PLC-- ADR (United Kingdom)..............................    586,140       25,889,804
Exxon Mobil Corp. .........................................  1,604,800       60,019,520
Phillips Petroleum Co. ....................................    300,940       16,741,292
                                                                         --------------
                                                                            102,650,616
                                                                         --------------
INTEGRATED TELECOMMUNICATION SERVICES  4.2%
AT&T Corp. ................................................    804,800       14,075,952
SBC Communications, Inc. ..................................    264,550        9,888,879
Sprint Corp. ..............................................  3,033,010       66,089,288
Verizon Communications, Inc. ..............................    373,714       17,564,558
                                                                         --------------
                                                                            107,618,677
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
IT CONSULTING & SERVICES  3.6%
Computer Sciences Corp. (a)................................    947,150   $   45,131,698
Electronic Data Systems Corp. .............................    678,100       46,938,082
                                                                         --------------
                                                                             92,069,780
                                                                         --------------
LIFE & HEALTH INSURANCE  3.1%
Jefferson-Pilot Corp. .....................................    527,125       23,457,063
John Hancock Financial Services............................    592,810       23,321,145
Lincoln National Corp. ....................................    154,150        7,352,955
Metlife, Inc. .............................................    689,190       18,904,482
Principal Financial Group (a)..............................    262,800        6,031,260
                                                                         --------------
                                                                             79,066,905
                                                                         --------------
MANAGED HEALTH CARE  1.9%
Aetna, Inc. ...............................................    585,360       18,245,671
Anthem, Inc. (a)...........................................    134,400        6,834,240
Caremark Rx, Inc. (a)......................................  1,589,700       23,845,500
                                                                         --------------
                                                                             48,925,411
                                                                         --------------
MOVIES & ENTERTAINMENT  0.6%
Walt Disney Co. ...........................................    772,500       15,813,075
                                                                         --------------

MULTI-LINE INSURANCE  3.6%
American International Group...............................    508,550       41,904,520
Hartford Financial Services Group..........................    855,740       50,659,808
                                                                         --------------
                                                                             92,564,328
                                                                         --------------
OIL & GAS DRILLING  0.5%
Ensco International, Inc. .................................    614,020       12,354,082
                                                                         --------------

OIL & GAS EQUIPMENT & SERVICES  1.2%
Schlumberger Ltd. .........................................    670,120       32,172,461
                                                                         --------------

OIL & GAS EXPLORATION & PRODUCTION  2.3%
Anadarko Petroleum Corp. ..................................    255,610       13,266,159
Apache Corp. ..............................................    201,000        9,243,990
Burlington Resources, Inc. ................................    352,800       12,397,392
EOG Resources, Inc. .......................................    362,800       12,690,744
Noble Affiliates, Inc. ....................................    337,800       11,046,060
                                                                         --------------
                                                                             58,644,345
                                                                         --------------
OIL & GAS REFINING & MARKETING  0.3%
Valero Energy Corp. .......................................    253,190        8,861,650
                                                                         --------------

PAPER PACKAGING  1.1%
Temple-Inland, Inc. .......................................    495,850       28,332,869
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
PAPER PRODUCTS  0.5%
International Paper Co. ...................................    329,030   $   13,144,749
                                                                         --------------

PERSONAL PRODUCTS  0.6%
Gillette Co. ..............................................    440,900       14,417,430
                                                                         --------------

PHARMACEUTICALS  4.6%
Johnson & Johnson..........................................    834,000       48,580,500
Mylan Laboratories.........................................    364,000       12,550,720
Pharmacia Corp. ...........................................    544,440       24,173,136
Roche Holdings, Inc.--ADR (Switzerland)....................    164,000       11,742,400
Schering-Plough Corp. .....................................    626,000       22,366,980
                                                                         --------------
                                                                            119,413,736
                                                                         --------------
PROPERTY & CASUALTY  3.1%
Allstate Corp. ............................................  1,881,420       64,419,821
Safeco Corp. ..............................................    487,170       15,667,387
                                                                         --------------
                                                                             80,087,208
                                                                         --------------
RAILROADS  2.2%
Norfolk Southern Corp. ....................................  1,339,160       25,966,312
Union Pacific Corp. .......................................    553,650       30,478,433
                                                                         --------------
                                                                             56,444,745
                                                                         --------------
RESTAURANTS  0.8%
McDonald's Corp. ..........................................    755,200       20,269,568
                                                                         --------------

SEMICONDUCTORS  0.7%
Micron Technology, Inc. (a)................................    678,300       18,422,628
                                                                         --------------

SOFT DRINKS  1.8%
Pepsico, Inc. .............................................    951,520       46,272,418
                                                                         --------------

SPECIALTY CHEMICALS  1.6%
Rohm & Haas Co. ...........................................  1,197,550       42,513,025
                                                                         --------------

SYSTEMS SOFTWARE  1.3%
Microsoft Corp. (a)........................................    511,300       32,830,573
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
TELECOMMUNICATIONS EQUIPMENT  3.6%
Avaya, Inc. (a)............................................  1,276,050   $   14,508,689
Lucent Technologies Inc., Preferred, 144A Private
  Placement (b)............................................      7,420        9,432,675
Lucent Technologies, Inc. (a)..............................  3,723,100       27,253,092
Motorola, Inc. ............................................  2,457,000       40,884,480
                                                                         --------------
                                                                             92,078,936
                                                                         --------------
TIRES & RUBBER  0.8%
Goodyear Tire & Rubber Co. ................................    872,100       19,535,040
                                                                         --------------

TOBACCO  1.4%
Philip Morris Cos., Inc. ..................................    758,800       35,792,596
                                                                         --------------

TRADING COMPANIES & DISTRIBUTORS  1.2%
W.W. Grainger, Inc. .......................................    687,200       32,160,960
                                                                         --------------
TOTAL COMMON AND PREFERRED STOCKS  93.6%..............................    2,421,325,023

CONVERTIBLE CORPORATE OBLIGATION  0.4%
Roche Holdings, Inc., LYON (Switzerland) ($17,000,000 par, 0.00%
  coupon, 04/20/10 maturity)..........................................        9,987,500
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  94.0%
  (Cost $2,327,758,101)...............................................    2,431,312,523
                                                                         --------------

SHORT-TERM INVESTMENTS  9.5%
U.S. GOVERNMENT AGENCY OBLIGATIONS  5.6%
Federal Home Loan Discount Notes ($20,000,000 par, yielding 2.268%,
  01/25/02 maturity) (c)..............................................       19,930,944
Student Loan Marketing Discount Notes ($125,000,000 par, yielding
  2.03%, 12/03/01 maturity)...........................................      124,985,903
                                                                         --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..............................      144,916,847

REPURCHASE AGREEMENT  3.9%
BankAmerica Securities ($102,459,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 11/30/01, to
  be sold on 12/03/01 at $102,477,016)................................      102,459,000
                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $247,375,847).................................................      247,375,847
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2001

                                                                             MARKET
DESCRIPTION                                                                  VALUE
TOTAL INVESTMENTS  103.5%
(Cost $2,575,133,948).................................................   $2,678,688,370

LIABILITIES IN EXCESS OF OTHER ASSETS  (3.5%).........................      (91,260,322)
                                                                         --------------

NET ASSETS  100.0%....................................................   $2,587,428,048
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Assets segregated as collateral for open futures transactions.

ADR--American Depositary Receipt
LYON--Liquid Yield Option Rate

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
November 30, 2001

ASSETS:
Total Investments (Cost $2,575,133,948).....................    $2,678,688,370
Receivables:
  Investments Sold..........................................        23,724,654
  Fund Shares Sold..........................................         6,663,885
  Dividends.................................................         6,067,089
  Interest..................................................             6,005
Other.......................................................           201,697
                                                                --------------
    Total Assets............................................     2,715,351,700
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       120,970,512
  Fund Shares Repurchased...................................         3,679,475
  Distributor and Affiliates................................         1,478,514
  Investment Advisory Fee...................................           755,373
  Variation Margin on Futures...............................           168,750
  Custodian Bank............................................            58,158
Accrued Expenses............................................           568,070
Trustees' Deferred Compensation and Retirement Plans........           244,800
                                                                --------------
    Total Liabilities.......................................       127,923,652
                                                                --------------
NET ASSETS..................................................    $2,587,428,048
                                                                ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $2,429,154,286
Net Unrealized Appreciation.................................       105,127,527
Accumulated Net Realized Gain...............................        41,656,265
Accumulated Undistributed Net Investment Income.............        11,489,970
                                                                --------------
NET ASSETS..................................................    $2,587,428,048
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,702,825,892 and 98,830,434 shares of
    beneficial interest issued and outstanding).............    $        17.23
    Maximum sales charge (5.75%* of offering price).........              1.05
                                                                --------------
    Maximum offering price to public........................    $        18.28
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $705,332,831 and 41,267,853 shares of
    beneficial interest issued and outstanding).............    $        17.09
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $179,269,325 and 10,450,835 shares of
    beneficial interest issued and outstanding).............    $        17.15
                                                                ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended November 30, 2001

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $117,964)....  $  39,305,959
Interest....................................................      9,493,947
                                                              -------------
    Total Income............................................     48,799,906
                                                              -------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,594,570, $6,693,679 and $1,488,937,
  respectively).............................................     11,777,186
Investment Advisory Fee.....................................      8,492,364
Shareholder Services........................................      3,703,696
Custody.....................................................        239,133
Legal.......................................................         72,857
Trustees' Fees and Related Expenses.........................         12,174
Other.......................................................      1,040,956
                                                              -------------
    Total Expenses..........................................     25,338,366
    Less Credits Earned on Cash Balances....................         76,372
                                                              -------------
    Net Expenses............................................     25,261,994
                                                              -------------
NET INVESTMENT INCOME.......................................  $  23,537,912
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  69,824,128
  Futures...................................................    (24,329,984)
                                                              -------------
Net Realized Gain...........................................     45,494,144
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    257,401,883
                                                              -------------
  End of the Period:
    Investments.............................................    103,554,422
    Futures.................................................      1,573,105
                                                              -------------
                                                                105,127,527
                                                              -------------
Net Unrealized Depreciation During the Period...............   (152,274,356)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(106,780,212)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (83,242,300)
                                                              =============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended November 30, 2001 and 2000

                                                   YEAR ENDED           YEAR ENDED
                                                NOVEMBER 30, 2001    NOVEMBER 30, 2000
                                                --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................  $   23,537,912       $   16,614,294
Net Realized Gain..............................      45,494,144          212,940,255
Net Unrealized Appreciation/Depreciation During
  the Period...................................    (152,274,356)          18,727,449
                                                 --------------       --------------
Change in Net Assets from Operations...........     (83,242,300)         248,281,998
                                                 --------------       --------------

Distributions from Net Investment Income:
  Class A Shares...............................     (16,664,299)         (10,887,028)
  Class B Shares...............................      (2,497,399)          (1,294,667)
  Class C Shares...............................        (539,667)            (207,822)
                                                 --------------       --------------
                                                    (19,701,365)         (12,389,517)
                                                 --------------       --------------

Distributions from Net Realized Gain:
  Class A Shares...............................    (136,891,331)        (131,843,878)
  Class B Shares...............................     (61,672,232)         (62,767,486)
  Class C Shares...............................     (10,736,393)          (7,014,441)
                                                 --------------       --------------
                                                   (209,299,956)        (201,625,805)
                                                 --------------       --------------
Total Distributions............................    (229,001,321)        (214,015,322)
                                                 --------------       --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................    (312,243,621)          34,266,676
                                                 --------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................   1,184,939,188          714,318,979
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................     210,901,478          197,998,028
Cost of Shares Repurchased.....................    (453,718,909)        (521,071,444)
                                                 --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................     942,121,757          391,245,563
                                                 --------------       --------------
TOTAL INCREASE IN NET ASSETS...................     629,878,136          425,512,239
NET ASSETS:
Beginning of the Period........................   1,957,549,912        1,532,037,673
                                                 --------------       --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $11,489,970 and $7,653,423, respectively)....  $2,587,428,048       $1,957,549,912
                                                 ==============       ==============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   YEAR ENDED NOVEMBER 30,
CLASS A SHARES                         ------------------------------------------------
                                       2001(A)    2000(A)    1999(A)     1998     1997
                                       ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $  20.04   $  20.05   $  18.88   $18.72   $16.79
                                       --------   --------   --------   ------   ------
  Net Investment Income..............       .23        .23        .22      .20      .23
  Net Realized and Unrealized
    Gain/Loss........................      (.71)      2.58       2.23     2.44     3.03
                                       --------   --------   --------   ------   ------
Total from Investment Operations.....      (.48)      2.81       2.45     2.64     3.26
                                       --------   --------   --------   ------   ------
Less:
  Distributions from Net Investment
    Income...........................       .21        .19        .17      .23      .23
  Distributions from Net Realized
    Gain.............................      2.12       2.63       1.11     2.25     1.10
                                       --------   --------   --------   ------   ------
Total Distributions..................      2.33       2.82       1.28     2.48     1.33
                                       --------   --------   --------   ------   ------
NET ASSET VALUE, END OF THE PERIOD...  $  17.23   $  20.04   $  20.05   $18.88   $18.72
                                       ========   ========   ========   ======   ======

Total Return (b).....................    -2.88%     16.39%     13.79%   16.21%   21.27%
Net Assets at End of the Period (In
  millions)..........................  $1,702.8   $1,286.3   $1,003.9   $901.3   $773.3
Ratio of Expenses to Average Net
  Assets (c).........................      .82%       .88%       .88%     .92%     .94%
Ratio of Net Investment Income to
  Average Net Assets (c).............     1.29%      1.23%      1.11%    1.13%    1.33%
Portfolio Turnover...................      115%        97%        93%      76%      94%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended November 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED NOVEMBER 30,
CLASS B SHARES                             ---------------------------------------------
                                           2001(A)   2000(A)   1999(A)    1998     1997
                                           ---------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................  $19.88    $19.91    $18.77    $18.63   $16.72
                                           ------    ------    ------    ------   ------
  Net Investment Income..................     .09       .09       .06       .07      .10
  Net Realized and Unrealized
    Gain/Loss............................    (.70)     2.56      2.23      2.43     3.02
                                           ------    ------    ------    ------   ------
Total from Investment Operations.........    (.61)     2.65      2.29      2.50     3.12
                                           ------    ------    ------    ------   ------
Less:
  Distributions from Net Investment
    Income...............................     .06       .05       .04       .11      .11
  Distributions from Net Realized Gain...    2.12      2.63      1.11      2.25     1.10
                                           ------    ------    ------    ------   ------
Total Distributions......................    2.18      2.68      1.15      2.36     1.21
                                           ------    ------    ------    ------   ------
NET ASSET VALUE, END OF THE PERIOD.......  $17.09    $19.88    $19.91    $18.77   $18.63
                                           ======    ======    ======    ======   ======

Total Return (b).........................  -3.63%    15.55%    12.93%    15.38%   20.37%
Net Assets at End of the Period (In
  millions)..............................  $705.3    $573.4    $475.6    $442.4   $340.8
Ratio of Expenses to Average Net Assets
  (c)....................................   1.59%     1.60%     1.64%     1.69%    1.72%
Ratio of Net Investment Income to Average
  Net Assets (c).........................    .52%      .49%      .32%      .36%     .55%
Portfolio Turnover.......................    115%       97%       93%       76%      94%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended November 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED NOVEMBER 30,
CLASS C SHARES                             ---------------------------------------------
                                           2001(A)   2000(A)   1999(A)    1998     1997
                                           ---------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................  $19.89    $19.92    $18.78    $18.64   $16.73
                                           ------    ------    ------    ------   ------
  Net Investment Income..................     .09       .10       .07       .07      .10
  Net Realized and Unrealized
    Gain/Loss............................    (.65)     2.55      2.22      2.42     3.02
                                           ------    ------    ------    ------   ------
Total from Investment Operations.........    (.56)     2.65      2.29      2.49     3.12
                                           ------    ------    ------    ------   ------
Less:
  Distributions from Net Investment
    Income...............................     .06       .05       .04       .11      .11
  Distributions from Net Realized Gain...    2.12      2.63      1.11      2.24     1.10
                                           ------    ------    ------    ------   ------
Total Distributions......................    2.18      2.68      1.15      2.35     1.21
                                           ------    ------    ------    ------   ------
NET ASSET VALUE, END OF THE PERIOD.......  $17.15    $19.89    $19.92    $18.78   $18.64
                                           ======    ======    ======    ======   ======

Total Return (b).........................  -3.62%    15.54%    12.92%    15.37%   20.28%
Net Assets at End of the Period (In
  millions)..............................  $179.3    $ 97.9    $ 52.5    $ 45.6   $ 35.5
Ratio of Expenses to Average Net Assets
  (c)....................................   1.59%     1.60%     1.65%     1.69%    1.72%
Ratio of Net Investment Income to Average
  Net Assets (c).........................    .52%      .53%      .34%      .36%     .55%
Portfolio Turnover.......................    115%       97%       93%       76%      94%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended November 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

November 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Growth and Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek income and long-term growth of capital. The Fund commenced investment operations on August 1, 1946. The distribution of the Fund's Class B and Class C shares commenced on August 2, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book

NOTES TO
FINANCIAL STATEMENTS

November 30, 2001

entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. As of November 30, 2001, there is no cumulative effect adjustment.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes relating to wash sale transactions and gains or losses recognized for tax purposes on open future contracts.

    At November 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $2,598,868,096; the aggregate gross unrealized appreciation is $178,146,555 and the aggregate gross unrealized depreciation is $98,326,281, resulting in net unrealized appreciation on long- and short-term investments of $79,820,274.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital

NOTES TO
FINANCIAL STATEMENTS

November 30, 2001

gains and a portion of option and futures gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended November 30, 2001, the Fund's custody fee was reduced by $76,372 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       .50%
Next $100 million...........................................       .45%
Next $100 million...........................................       .40%
Over $350 million...........................................       .35%

    For the year ended November 30, 2001, the Fund recognized expenses of approximately $72,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended November 30, 2001, the Fund recognized expenses of approximately $132,700, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended November 30, 2001, the Fund recognized expenses of approximately $2,307,000. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts

NOTES TO
FINANCIAL STATEMENTS

November 30, 2001

deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $153,100 are included in "Other" assets on the Statement of Assets and Liabilities at November 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended November 30, 2001, the Fund paid brokerage commissions to Morgan Stanley DW.Inc., an affiliate of Van Kampen, totaling $396,427.

3. CAPITAL TRANSACTIONS

At November 30, 2001, capital aggregated $1,566,387,438, $682,183,423 and
$180,583,425 for Classes A, B, and C, respectively. For the year ended November 30, 2001, transactions were as follows:

                                                           SHARES           VALUE
Sales:
  Class A..............................................   41,204,729    $  729,542,782
  Class B..............................................   18,546,685       326,860,065
  Class C..............................................    7,264,791       128,536,341
                                                         -----------    --------------
Total Sales............................................   67,016,205    $1,184,939,188
                                                         ===========    ==============
Dividend Reinvestment:
  Class A..............................................    7,808,342    $  141,789,158
  Class B..............................................    3,287,307        59,563,288
  Class C..............................................      527,396         9,549,032
                                                         -----------    --------------
Total Dividend Reinvestment............................   11,623,045    $  210,901,478
                                                         ===========    ==============
Repurchases:
  Class A..............................................  (14,374,506)   $ (251,252,311)
  Class B..............................................   (9,410,790)     (163,037,885)
  Class C..............................................   (2,263,928)      (39,428,713)
                                                         -----------    --------------
Total Repurchases......................................  (26,049,224)   $ (453,718,909)
                                                         ===========    ==============

NOTES TO
FINANCIAL STATEMENTS

November 30, 2001

    At November 30, 2000, capital aggregated $946,307,809, $458,797,955 and
$81,926,765 for Classes A, B, and C, respectively. For the year ended November 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   22,812,272    $ 432,012,978
  Class B...............................................    9,893,782      185,766,245
  Class C...............................................    5,299,954       96,539,756
                                                          -----------    -------------
Total Sales.............................................   38,006,008    $ 714,318,979
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    7,655,245    $ 132,187,586
  Class B...............................................    3,483,194       59,491,612
  Class C...............................................      369,463        6,318,830
                                                          -----------    -------------
Total Dividend Reinvestment.............................   11,507,902    $ 197,998,028
                                                          ===========    =============
Repurchases:
  Class A...............................................  (16,349,262)   $(303,827,994)
  Class B...............................................   (8,423,101)    (155,411,340)
  Class C...............................................   (3,381,713)     (61,832,110)
                                                          -----------    -------------
Total Repurchases.......................................  (28,154,076)   $(521,071,444)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended November 30, 2001 and 2000, 1,945,009 and 2,409,727 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended November 30, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years

NOTES TO
FINANCIAL STATEMENTS

November 30, 2001

of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended November 30, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $1,275,300 and CDSC on redeemed shares of Classes B and C of approximately $1,170,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $3,257,858,900 and $2,451,209,598, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

NOTES TO
FINANCIAL STATEMENTS

November 30, 2001

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended November 30, 2001, were as follows:

                                                                CONTRACTS
Outstanding at November 30, 2000............................        331
Futures Opened..............................................      1,203
Futures Closed..............................................     (1,384)
                                                                 ------
Outstanding at November 30, 2001............................        150
                                                                 ======

    The futures contracts outstanding as of November 30, 2001, and the description and unrealized appreciation/depreciation were as follows:

                                                                            UNREALIZED
                                                              CONTRACTS    APPRECIATION
LONG CONTRACTS:
  S&P 500 Index Futures December 2001
  (Current Notional Value of $285,000 per contract).........     150        $1,573,105
                                                                 ===        ==========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

NOTES TO
FINANCIAL STATEMENTS

November 30, 2001

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended November 30, 2001, are payments retained by Van Kampen of approximately $6,290,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $263,400.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Growth and Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Growth & Income Fund (the "Fund"), as of November 30, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the three years in the period ended November 30, 1999 were audited by other auditors whose report dated January 21, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at November 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
January 4, 2002

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN GROWTH AND INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 W. Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110
LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended November 30, 2001. The Fund designated and paid $207,330,914 as long-term capital gain distributions. In January, the Fund provides tax information to shareholders for the preceding calendar year. For corporate shareholders, 100% of the distributions qualify for the dividend received deduction.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

 Van Kampen
 Privacy Notice



 The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

 * Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
21, 121, 221                                                   Member NASD/SIPC.
GI ANR 1/02                                                      5002A02-AP-1/02